                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                   FORM 8-K/A


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                August 14, 1996

                                 -------------

                              CALIBER SYSTEM, INC.
               (Exact of registrant as specified in its charter)

     Ohio                           0-10716                     34-1365496
(State or other                 (Commission File             (I.R.S. Employer
jurisdiction of                     Number)               Identification Number)
incorporation)


         3560 West Market Street
                 Akron, Ohio                                 44334-0459
        (Address of principal executive                     (Zip Code)
                  offices)

                                 (330) 665-5646
             (Registrant's telephone number, including area code)


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                The Company hereby amends its Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 22, 1996, to correct a typographical error in the original Edgar filing of Exhibit 4.2.



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Item 7.

     (a)       EXHIBITS:

           Exhibit No.                    Description
           -----------     ------------------------------------------
                4.1        Form of Rights Certificate (Exhibit A to
                           the Rights Agreement filed as Exhibit 4.2
                           hereto)*

                4.2        Rights Agreement

                99         Summary of Rights (Exhibit B to the
                           Rights Agreement filed as Exhibit 4.2
                           hereto)*

- -------------------
*  Previously filed





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

                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CALIBER SYSTEM, INC.



                                  By /s/ John E. Lynch
                                    ----------------------------------
                                    Vice President, General Counsel,
                                    and Secretary



Date:   September 12, 1996




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

                               INDEX TO EXHIBITS
                               -----------------


                                                                     Sequential

Exhibit                            Description                      Page Number
- -------                            -----------                      -----------
4.1*     Form of Rights Certificate (Exhibit A to the Rights
         Agreement filed as Exhibit 4.2 hereto)

4.2      Rights Agreement

99* Summary of Rights (Exhibit B to the Rights Agreement filed as Exhibit 4.2 hereto)

- -------------------------
*       Previously filed.




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